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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                March 12, 2003


                      -------------------------------------



                            CNA FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)





               DELAWARE                  1-5823              36-6169860
     (State or Other Jurisdiction      (Commission         (IRS Employer
           of Incorporation)           File Number)      Identification No.)

       CNA PLAZA, CHICAGO, ILLINOIS                             60685
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code         (312) 822-5000

       (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No.       Description
-----------       -----------

99.1 CNA Financial Corporation press release, issued March 12, 2003, providing information on reinsurance receivables from the Gerling Group.

Item 9.  Regulation FD Disclosure

On March 12, 2003 CNA Financial Corporation issued a release providing information with respect to certain reinsurance receivables, as described in
Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CNA FINANCIAL CORPORATION



Dated:  March 12, 2003                    /s/ Robert V. Deutsch
                                             --------------------------------
                                        By:  Robert V. Deutsch
                                        Its: Executive Vice President and
                                             Chief Financial Officer